EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Splash Beverage Group Appoints Brady Cobb to Board of Directors as Company Advances “Splash 2.0” Strategy

Fort Lauderdale, FL – February 6, 2026 – Splash Beverage Group, Inc. (NYSE American: SBEV)

(“Splash” or the “Company”), today announced the appointment of Brady Cobb to its Board of Directors. Mr. Cobb’s appointment further strengthens Splash’s board as the Company continues executing on its previously announced Splash 2.0 strategic reset, marked by refreshed governance, expanded scope, and renewed focus on high-growth consumer categories and brands, including federally compliant CBD and hemp. With President Trump’s historic signing of an executive order in December 2025 directing the Attorney General to commence a rulemaking process to reschedule cannabis from schedule I to schedule III and to develop a regulatory framework for hemp and CBD, Splash is excited to reshape its board and management team to be ready to execute upon strategic opportunities in this exciting space in a compliant and lawful fashion.

Mr. Cobb is a nationally recognized entrepreneur, attorney/lobbyist, and strategist with deep experience in emerging cannabinoid regulated markets, legal and regulatory matters, brand curation and expansion and capital markets. He has founded, operated, and advised multiple high-growth platforms across cannabis, wellness, and consumer packaged goods, and brings a unique combination of operational, regulatory, and transactional expertise to Splash’s board. In particular, Mr. Cobb has been deeply embedded in policy- making and regulatory matters both at the legislative and executive level in Florida and Washington DC. He also is a regular guest/contributor on CNBC, Bloomberg, Fox Business, Cheddar, and Yahoo Finance, and has been a guest lecturer at Harvard Business School and the Stoops Law Center at Florida State University.

“We are very excited to have Brady join the Board, as part of meaningful steps forward in the evolution of Splash,” said Bill Caple, Chairman of Splash Beverage Group. “As we reset the Company following our leadership and board transition, our focus has been on adding directors who bring both strategic clarity and executional depth to support Splash’s evolution into broader consumer platforms and brands. Brady has been actively engaged in helping shape Splash 2.0, and his insights into emerging categories, disciplined growth, and regulatory environments, as well as his extensive experience and reach, will be invaluable as we move into our next phase.”

As part of Splash 2.0, the Company has emphasized a deliberate expansion into adjacent, high-growth consumer sectors, including products and platforms that benefit from evolving regulatory frameworks and increasing consumer acceptance. Splash believes that continued regulatory clarity and responsible market development are opening new channels and opportunities, particularly in cannabinoid-adjacent and THC- related categories, where disciplined and experienced operators, strong governance and consistent execution will be essential attributes as the industry matures.

Brady Cobb, new member of Splash Beverage Group’s Board of Directors added: “I have been active in the cannabis and hemp sector for over a decade on a myriad of fronts including legal/regulatory, legislative policy making and reform, brand building and operations, and I am excited to partner with the Splash 2.0 team as we work to find and unlock value for our shareholders in this emerging marketplace that is set to enter a new more mature phase. Our core focus will be on brands with a proven track record of delivering consistent products and formulations.”

Splash leadership noted that, after navigating a challenging period, the Company is entering this next chapter with renewed optimism. The combination of refreshed governance, focused execution, and selective category expansion is expected to position Splash to unlock new growth drivers while maintaining a strong commitment to compliance, transparency, and shareholder value creation. Additional announcements in furtherance of this pivot to Splash 2.0 will be forthcoming.

About Splash Beverage Group, Inc.

Splash Beverage Group, Inc. owns a portfolio of alcoholic and non-alcoholic beverage brands. The

Company’s strategy includes developing early-stage consumer brands as well as acquiring and accelerating established brands with unique market positioning or category innovation. Led by an experienced management team, Splash focuses on scaling its portfolio through strategic acquisitions, disciplined brand development, and expansion of its national and international distribution network.

More information:

www.SplashBev.com

www.chispotequila.com

www.nimbuschill.com

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s strategy, leadership and board evolution, anticipated contributions of new directors, expectations with respect to the Company’s Splash 2.0 strategic initiative, potential expansion beyond the Company’s historical beverage categories, anticipated benefits of entering adjacent or emerging regulated consumer sectors, the Company’s ability to identify, pursue, and execute strategic opportunities, transactions or combinations, and expectations regarding future growth and value creation.

Forward-looking statements are prefaced by words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “should,” “would,” “intend,” “seem,” “potential,” “appear,” “continue,” “future,” “believe,” “estimate,” “forecast,” “project,” and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, governance, strategy, regulatory environment and other future conditions.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, risks related to our ability to successfully execute on our strategic initiatives, including expansion into new or adjacent sectors, our ability to identify, negotiate and consummate strategic transactions or collaborations on favorable terms or at all, the evolving and uncertain regulatory landscape applicable to certain emerging consumer product categories, our need for additional capital to fund operations and strategic initiatives and our ability to access such capital on favorable terms or at all, our ability to meet regulatory requirements, including the rules of the New York Stock Exchange and maintain the listing of our Common Stock on the NYSE American, our ability to meet our debt obligations and the negative financial and operational consequences of failing to do so, our ability to generate material revenue from our businesses, challenges associated with integrating new businesses, brands or platforms, external factors such as geopolitical conflicts, macroeconomic conditions and the possibility of a recession in the U.S. and abroad, the possibility that projections and assumptions on which the forward-looking statements are based prove to be incorrect, intense competition in our industry, challenges in protecting and maintaining intellectual property rights, and, if we pursue strategic alternatives, the risks inherent in evaluating and consummating any such alternatives.

Additional risks and uncertainties are described in the Risk Factors contained in our Final Prospectus on Form 424b3 filed with the Securities and Exchange Commission on January 6, 2026.

Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward- looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.